Blue Sphere Corporation 10-Q

Exhibit 10.16

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO

Date of Issuance: 7 June 2018

Euro 282,332.00

NON-INTEREST BEARING
CONVERTIBLE NOTE

DUE 1 September 2018

THIS NOTE is a duly authorized and issued non-interest bearing convertible note of Blue Sphere Corp. a Nevada corporation having a principal place of business at 301 McCullough Drive, 4th floor, Charlotte, NC 28262, United States (the “Company”), due 1 September 2018 (the “Note”).

FOR VALUE RECEIVED, the Company promises to transfer to Bedrijvenpark ‘t Chijnsgoed B.V., a private company with limited liability having its offices seat at Voltstraat 5b, 5753 RL, in Deurne, The Netherlands (the “Holder”), shares of its common stock in an amount equal to Euro 282,332.00 (the “Principal Amount”) on 1 September 2018 or such earlier date as the Note is required or permitted to be repaid as provided hereunder (the “Maturity Date”) in full satisfaction of and in accordance with the terms and conditions set forth in this Note.

This Note is subject to the following additional provisions:

Section 1. No Transfer.

This Note may not be transferred or exchanged. The Company and any agent of the Company may treat the person in whose name this Note is issued as the owner hereof for the purpose of execution and conversion as herein provided and for all other purposes and neither the Company nor any agent shall be affected by any notice to the contrary. Notwithstanding the foregoing, the Company agrees that subject to the receipt by the Company of a written notice in the form of Exhibit A, the Holder may deposit this Note with Rabobank in which case the representative of the bank mentioned in the written notice shall be the sole person authorized to deliver notices of conversions or otherwise communicate with the Company and its transfer agent in respect of the Note.

Section 2. Security for the Lease.

This Note has been issued and delivered to Holder as security for the payment of amounts owing under the lease between the Holder and Blue Sphere Brabant B.V. (“BSB”) dated 3 October 2016, as amended (the “Lease”), from 1 February 2018 through 31 August 2018 with such amounts being equal to the Principal Amount (the “Lease Payment”). If BSB pays the Lease Payment in full on or before the Maturity Date, then this Note will be terminated and of no further force or effect even if the Note was not returned to the Company in accordance with this Note. In this case, Holder will return the originally signed copy of this Note to the Company in accordance with instructions to be given by the Company at such time. Notwithstanding the foregoing, it is agreed that the Holder may convert all or part of this Note into shares of the Company’s common stock in accordance with Section 3 below. Conversion of the Note into shares of the Company’s common stock in accordance with Section 3 below is the sole recourse of the Holder vis-à-vis the Company in the event that BSB does not make the Lease Payment in full on or before the Maturity Date. In no circumstance will the Company be required to pay or owe to the Holder any amount in cash. Any Principal Amount converted into shares of Common Stock will reduce the amount of the Lease Payment accordingly. Holder agrees that any such reduction shall be applied to any payments to be made by BSB under the Lease.

Section 3. Conversion

(a) Holder’s Conversion Right. At any time after the date of issuance of this Note until the Lease Payment has been paid in full, this Note shall be convertible into shares of common stock of the Company (“Common Stock”) at the market price (as reported on www.bloomberg.com or www.otcmarkets.com) at the time of conversion at the option of the Holder, in part or in whole at any time and from time to time. Any such conversion will reduce the Principal Amount and, thus, the number of shares into which the Principal Amount may be converted by whatever amount is converted. By way of illustration only, if this Note is converted in full, then the Principal Amount will be reduced to zero. If the Holder elects to convert Euro 100,000 only, then the Principal Amount will be reduced by Euro 100,000. The Holder shall effect conversions by delivering to the Company and its transfer agent the form of Notice of Conversion attached hereto as Exhibit B (a “Notice of Conversion”), specifying the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. If requested or required by the Company’s transfer agent, promptly upon receipt of a Notice of Conversion, the Company shall instruct its transfer agent to issue and deliver the Common Stock to the Holder in accordance with instructions to be provided by Holder at such time. If and when the Note is converted in full, the Note shall be null and void and not in force for any purpose and the Holder shall surrender the physical copy of the Note to the Company by delivering the same in accordance with any instructions to be provided by the Company at such time. To the extent that Euros need to be converted into dollars or vice versa for any purpose related to this Note, the Holder and Company shall use the USD – Euro / Euro – USD rate on www.bloomberg.com at the time of such conversion.

(b) If requested by the Holder, in lieu of delivering physical certificates representing the Common Stock issuable upon conversion, the Company shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s prime broker or broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance of Common Stock to the Holder.

(c) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Note, such number of shares of Common Stock as shall then be issuable upon conversion of this Note. Furthermore, the Company is required to reserve 500,000 authorized common stock shares available for issuance to the Holder pursuant to a conversion.

(d) Any and all notices or other communications or deliveries to be provided by the Holder or Company hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile/email, sent by a nationally recognized overnight courier service, addressed to the Company or Holder (as the case may be), at the address set forth or such other address or facsimile number or email address as the Company or Holder may specify for such purposes by notice to the Holder or Company delivered in accordance with this Section. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered prior to 5:30 p.m. EST on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered later than 5:30 p.m. EST on any date and earlier than 11:59 p.m. EST on such date, (iii) the Business Day following the date of receipt of such mailing as evidenced by written confirmation by an internationally recognized courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

Section 4. Representations of the Company.

The Company hereby represents and warrants to the Holder that (i) the Note and the note purchase agreement between the Company and Holder of even date herewith (the “Agreement”) contain rights and obligations which are binding and enforceable under applicable law and (ii) that it has full authority to enter into, execute, deliver and consummate the transactions contemplated by this Note and the Agreement.

Section 5. Administration.

If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

Section 6. Waiver.

Any waiver by the Company or the Holder of a breach of any provision of this Note shall be in writing and shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

Section 7. Invalid Terms; Illegality.

If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or other law which would prohibit or forgive the Company from paying all or any portion of the principal on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

Section 8. Business Days.

Whenever any payment or other obligation hereunder shall be due on a day other than a day on which banks are open for business in United States and/or The Netherlands (a “Business Day”), such payment shall be made on the next succeeding Business Day.

Section 9. Enforcement.

This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note or any of the transaction documents relating thereto (“Transaction Documents”) (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the borough of Manhattan, New York, (the “NY Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the NY Courts for the adjudication of any dispute hereunder or in connection herewith and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such NY Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

BLUE SPHERE CORP.

By:	/s/ Shlomi Palas
Name:	Shlomi Palas
Title:	CEO

Agreed and accepted:

Bedrijvenpark ‘t Chijnsgoed B.V.

By:	/s/ Bedrijvenpark ‘t Chijnsgoed B.V.
Name:
Title:

EXHIBIT A

NOTICE OF DEPOSIT

The undersigned hereby gives notice to Blue Sphere Corp. (the “Company”) that on [date], the undersigned deposited the Note with Rabobank (the “Bank”) and instructed the Company’s transfer agent to accept notices of conversion and related instructions from [insert name], who is an authorized representative of the Bank for this purpose. The contact details of [insert name] are set forth below:

Name:

Address:

Email:

Telephone:

Facsimile:

Bedrijvenpark ‘t Chijnsgoed B.V.

By:

Name & Title:

EXHIBIT B

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Non-Interest Bearing Convertible Note of Blue Sphere Corp. (the “Company”), dated [ ] June 2018, into shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below.

Date to effect conversion: __________________________________________________________________

Principal Amount of Note to be converted in USD (based on a Euro – USD exchange rate of [] as indicated on www.bloomberg.com:_______________________________

Number of shares of Common Stock to be issued:______________________________________

Signature: ________________________________

Name & Title:______________________________